UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428-08	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue
Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 19, 2010, Praveen R. Jeyarajah was appointed Executive Vice President – Corporate & Business Development of each of RBS Global, Inc. (“RBS Global”) and Rexnord LLC (“Rexnord,” and together with RBS Global, the “Company”). Mr. Jeyarajah was also appointed to the same position at Rexnord Holdings, Inc., the Company’s ultimate parent (“Rexnord Holdings”). Mr. Jeyarajah, age 42, will continue to serve as a member of the board of directors of each of RBS Global, Rexnord and Rexnord Holdings, a seat which he has held since October 2006 (he also served as a member of each board of directors from 2002 to May 2006). From 2006 to April 2010, Mr. Jeyarajah served as a Managing Director at Cypress Group, LLC. Prior to that, he was with The Carlyle Group from 2000 to 2006.

Mr. Jeyarajah’s initial annual base salary will be $400,000; he will be eligible to participate in the Company’s Management Incentive Compensation Plan (with a target bonus opportunity of 50% of base salary) and other benefit programs and to receive grants of stock options under the Rexnord Holdings, Inc. 2006 Stock Option Plan; and he will receive reimbursement of reasonable office expenses for an office located in Washington, D.C. In addition, Mr. Jeyarajah’s outstanding options to purchase shares of common stock of Rexnord Holdings have been amended to reflect his current position as Executive Vice President – Corporate & Business Development. The amended and restated option agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Non-Qualified Stock Option Agreement, dated April 16, 2010, between Rexnord Holdings, Inc. and Praveen Jeyarajah, amending and restating the option agreement dated as of October 29, 2009.

10.2	Amended and Restated Non-Qualified Stock Option Agreement, dated April 16, 2010, between Rexnord Holdings, Inc. and Praveen Jeyarajah, amending and restating the option agreement dated as of April 19, 2007.

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SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 22nd day of April 2010.

REXNORD LLC

By:	/S/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel & Secretary

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 22nd day of April 2010.

RBS GLOBAL, INC.

By:	/S/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel & Secretary